Exhibit 99.3

To be effective, this Form of Election and Letter of Transmittal must be received by the Exchange Agent (identified below) no later than the Election Deadline, which will be 5:00 p.m., Central Time, on January 31, 2008 (unless extended), together with (1) the certificate(s) representing all shares of common stock, par value $1.00 per share, of Alabama National BanCorporation to which this Form of Election and Letter of Transmittal relates or (2) a properly completed Guarantee of Delivery with respect to such certificate(s). Delivery of shares of common stock of Alabama National BanCorporation may also be made by book-entry transfer to the Exchange Agent’s account at the Depository Trust Company. Any extension of the Election Deadline will be announced in a press release at least 5 business days in advance of the date of such deadline.

The Instructions accompanying the Form of Election and Letter of Transmittal should be read carefully before completing this Form of Election and Letter of Transmittal. The Exchange Agent or your broker or other financial advisor will assist you in completing this Form of Election and Letter of Transmittal.

FORM OF ELECTION

AND

LETTER OF TRANSMITTAL

to accompany certificates for

shares of common stock, par value $1.00 per share, of

Please read and follow the accompanying instructions carefully and deliver to the Exchange Agent at the following address:

Computershare Investor Services Inc.

Telephone: 1-866-586-7635

E-Mail: corporateactions@computershare.com

If delivered by Mail, to:	If delivered by Registered Mail, Hand, or by Overnight Courier, to:	If delivered by Mail or Hand, to the U.S. Forwarding Agent:
P.O. Box 7021 31 Adelaide St. E. Toronto, ON M5C 3H2 Canada Attn: Corporate Actions	100 University Ave. 9th Floor Toronto, ON M5J 2Y1 Canada Attn: Corporate Actions	Computershare Trust Company N.A. 250 Royall Street Canton, MA 02021

Any questions and requests for assistance may be directed to the Exchange Agent at the respective telephone number and locations set out above.

DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY TO THE EXCHANGE AGENT.

Completing and returning the Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to adoption and approval of the Merger Agreement at the special meeting of stockholders of ANB. To vote on the Merger Agreement, please consult the Proxy Statement.

This Form of Election and Letter of Transmittal, properly completed and duly executed, together with all other required documents, must accompany certificates for shares of common stock, par value $1.00 per share

(the “ANB Shares”), of Alabama National BanCorporation (“ANB”), that are delivered to the Exchange Agent pursuant to the Agreement and Plan of Merger dated September 5, 2007 (the “Merger Agreement”), by and among ANB, Royal Bank of Canada (“RBC”) and RBC Centura Banks, Inc. (“RBC Centura”). The Merger Agreement is scheduled to be voted on by the stockholders of ANB at a special meeting of stockholders to be held on January 24, 2008. Delivery of Shares may also be made by book-entry transfer of the Shares to the Exchange Agent’s account at the Depository Trust Company (“DTC”).

Pursuant to the Merger Agreement, the undersigned hereby surrenders to the Exchange Agent the certificate(s) for ANB Shares (the “ANB Certificates”) representing the ANB Shares owned of record by the undersigned as set forth herein, and hereby makes the election (the “Election”) indicated in BLOCK D below to have the ANB Shares evidenced by the ANB Certificates converted into one of the following:

•

Cash Election — an amount of cash per share equal to U.S. $80.00 per share (the “Per Share Cash Amount”), subject to proration and adjustment, as defined and calculated in the Merger Agreement and described in the Proxy Statement (defined below);

•

Stock Election — a number of RBC common shares (“RBC Shares”) worth U.S. $80.00 (the “Per Share Stock Amount”), subject to proration and adjustment, as defined and calculated in the Merger Agreement and described in the Proxy Statement; or

•

Mixed Election — The Per Share Cash Amount with respect to a portion of the ANB Shares evidenced by the ANB Certificate(s) as designated by the undersigned below in BLOCK D and the Per Share Stock Amount with respect to the balance of the ANB Shares evidenced by the ANB Certificate(s), subject to proration and adjustment, as defined and calculated in the Merger Agreement and described in the Proxy Statement.

The undersigned understands that if the undersigned does not mark one of the Election boxes below in BLOCK D, the undersigned will be deemed to have indicated no preference as to the receipt of the Per Share Cash Amount or the Per Share Stock Amount (a “Non-Election”) and will receive consideration in the merger based on the results of the proration procedures set forth in the Merger Agreement and described in the Proxy Statement.

The Delivery of ANB Shares may also be made by book-entry transfer of the ANB Shares to the Exchange Agent’s account at the Depository Trust Company (“DTC”).

ANB stockholders whose ANB Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in surrendering those ANB Shares.

You are urged to read the Merger Agreement and the proxy statement/prospectus dated December [    ], 2007 (the “Proxy Statement”) in their entirety before completing this Form of Election and Letter of Transmittal. The definitive terms pursuant to which the merger will be effected, including the amount and form of consideration to be received by holders of ANB Shares, the effect of this Form of Election and Letter of Transmittal, and certain conditions to the consummation of the merger contemplated by the Merger Agreement, are summarized in the Proxy Statement and set forth in full in and subject to the Merger Agreement. Different tax consequences may be associated with each of the election options available to you, and you should be aware that those consequences are summarized in general terms in the section of the Proxy Statement entitled “Material Tax Considerations.”

Consummation of the merger is subject to the required approval of the stockholders of ANB, to the receipt of all required regulatory approvals and to the satisfaction of certain other conditions, as described in the Merger Agreement. No payments related to any surrender of the ANB Certificate(s) will be made prior to the consummation of the merger, and no payments will be made to ANB stockholders if the Merger Agreement is terminated. If the Merger Agreement is terminated, all elections will be void and of no effect and ANB Certificate(s) submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them.

YOU MAY REQUEST A FREE COPY OF THE PROXY STATEMENT AND ADDITIONAL COPIES OF THIS LETTER OF TRANSMITTAL AND ELECTION FORM AT ANY TIME PRIOR TO THE ELECTION DEADLINE, BY REQUESTING A COPY IN WRITING OR BY TELEPHONE FROM THE FOLLOWING INDIVIDUAL:

Alabama National BanCorporation

1927 First Avenue North

Birmingham, Alabama 35203

Attn: Kimberly Moore

Telephone: (205) 583-3600

The undersigned hereby delivers to the Exchange Agent the enclosed ANB Certificate(s) and irrevocably deposits such ANB Shares with the Exchange Agent upon the terms and conditions contained herein and in the Merger Agreement. The following are the details of the enclosed ANB Certificate(s):

DESCRIPTION OF ANB STOCK SURRENDERED
Certificate Number(s)*	Name in which Registered†	Number of Shares Deposited‡	Number of ANB Shares, if any, Held in the ANB Dividend Reinvestment Plan‡

*	If the ANB Certificate(s) will be delivered using the Guarantee of Delivery procedures, ANB Certificate(s) numbers are not required at this time.
†	For a delivery using the Guarantee of Delivery procedures, please fill in exactly as name(s) will appear on the ANB Certificate(s) when delivered.
‡	Unless otherwise indicated, the total number of ANB Shares evidenced by all ANB Certificate(s) delivered will be deemed to have been deposited, as well as the total number of ANB Shares held in the ANB Dividend Reinvestment Plan as indicated on the front of this Form of Election and Letter of Transmittal.

Capitalized terms used but not defined in this Form of Election and Letter of Transmittal which are defined in the Proxy Statement have the meanings set forth in the Proxy Statement. By signing and returning this Form of Election and Letter of Transmittal or Guarantee of Delivery to the Exchange Agent, the undersigned agrees to the statements set forth below:

1. Pursuant to the Merger Agreement and subject to the election and proration procedures described herein and in the Proxy Statement, the undersigned surrenders the ANB Certificates representing ANB Shares listed above in this Form of Election and Letter of Transmittal or for which a book-entry transfer has been made (the “Deposited Shares”), and hereby makes the Election, as indicated in BLOCK D of this Form of Election and Letter of Transmittal, to receive for the Deposited Shares, the Per Share Stock Amount and/or the Per Share Cash Amount, or a combination of the foregoing. The undersigned understands that this Election the undersigned is making is subject to certain terms, conditions and limitations set forth in the Merger Agreement and described in the Proxy Statement, which terms, conditions and limitations are incorporated herein by reference. A copy of the Merger Agreement is attached to the Proxy Statement as Appendix A. These terms, conditions and limitations include, but are not limited to, (i) the election procedures described in the Proxy Statement and set forth in the Merger Agreement and (ii) the proration process by which a holder of ANB Shares may receive for such holder’s ANB Shares an aggregate amount of cash and RBC Shares other than what such holder has elected.

2. The undersigned understands that each issued and outstanding ANB Share (excluding ANB Shares owned by RBC, RBC Centura or ANB, and excluding any dissenting ANB Shares) will be converted into the right to receive, as elected by holders of ANB Shares, either (i) RBC Shares worth U.S. $80.00, as described below, or (ii) U.S. $80.00 in cash, subject to certain proration procedures designed to ensure that the total aggregate consideration to be paid by RBC to all ANB stockholders will be, as nearly as practicable, 50% cash and 50% RBC Shares. Stockholders will be entitled to make the Election with respect to each ANB Share held by them on a share-by-share basis. Cash will be paid in lieu of fractional shares. The Merger Agreement contains a proration provision to ensure these percentages. Subject to these proration requirements, those stockholders of ANB electing to receive RBC Shares will receive, for each ANB Share, a number of RBC Shares equal to U.S.$80.00 divided by the volume-weighted average market price of RBC Shares on the New York Stock Exchange over the five-trading-day period ending on the last full trading day immediately before the closing date of the merger.

3. The undersigned understands that in order to receive the Per Share Stock Amount and/or the Per Share Cash Amount, or a combination of the foregoing, (i) this Form of Election and Letter of Transmittal must be completed and signed, (ii) the Substitute Form W-9 included in this Form of Election and Letter of

Transmittal must be completed and signed, and (iii) this Form of Election and Letter of Transmittal, along with the Substitute Form W-9, must be mailed or delivered with the ANB Certificate(s) (or in the alternative, a Guarantee of Delivery to the Exchange Agent), to the address (or the facsimile number solely with respect to a Guarantee of Delivery) set forth on the first page of this Form of Election and Letter of Transmittal. Delivery of ANB Shares may also be made by book-entry transfer of the ANB Shares to the Exchange Agent’s account at DTC. In order to properly make an election, this Form of Election and Letter of Transmittal and other required documents must be received by the Exchange Agent prior to the Election Deadline. If this Form of Election and Letter of Transmittal is not completed and received by the Exchange Agent pursuant to the instructions herein prior to the Election Deadline, the undersigned will be deemed to have made a Non-Election.

4. The undersigned acknowledges receipt of the Proxy Statement and represents and warrants that as of the date the undersigned has executed this Form of Election and Letter of Transmittal the undersigned has good and sufficient authority to deposit, sell and transfer the Deposited Shares and that when the Deposited Shares are accepted for payment by RBC, RBC and RBC Centura will acquire good title to the Deposited Shares free from all liens, charges, encumbrances, claims and equities.

5. IN CONSIDERATION OF THE VALUE RECEIVED, the undersigned hereby irrevocably assigns to RBC and RBC Centura all of the right, title and interest of the undersigned in and to the Deposited Shares and in and to any and all dividends, distributions, payments, securities, rights, warrants, assets or other interests (collectively, distributions) which may be declared, paid, accrued, issued, distributed, made or transferred on or in respect of the Deposited Shares or any of them after the effective time of the merger, as well as the right of the undersigned to receive any and all distributions. The undersigned hereby irrevocably appoints the Exchange Agent, as agent for the undersigned, to effect the exchange pursuant to the Merger Agreement and the instructions hereto. The undersigned hereby authorizes and instructs the Exchange Agent to deliver the ANB Certificate(s) covered hereby, and to receive on behalf of the undersigned, in exchange for the Deposited Shares, any check and/or any certificate for RBC Shares issuable to the undersigned. Furthermore, the undersigned authorizes the Exchange Agent to follow the Election made hereby and to rely upon all representations, certifications and instructions contained in this Form of Election and Letter of Transmittal. The undersigned understands and acknowledges that RBC and RBC Centura (which may delegate power in whole or in part to the Exchange Agent), in the exercise of their reasonable discretion, shall have the right to make all determinations, not inconsistent with the Merger Agreement, governing (i) the validity of Forms of Election and Letter of Transmittal and compliance by the undersigned with the election procedures set forth therein, (ii) the manner and extent to which Elections are to be taken into account in making the proration determinations, and (iii) the method of payment of the Per Share Cash Amount and cash in lieu of fractional RBC Shares.

6. The undersigned covenants and agrees to execute all such further documents, instrument, transfers and other assurances as may be necessary or desirable to convey the Deposited Shares and distributions effectively to RBC and RBC Centura.

7. The undersigned understands that the purpose of the election procedures described in this Form of Election and Letter of Transmittal is to permit the undersigned to express a preference with respect to the form of consideration the undersigned elects to receive in the merger, subject to proration. The undersigned understands that the preference expressed may not be fully satisfied depending upon the preferences of other ANB stockholders.

8. The undersigned agrees that if the undersigned does not make an Election or if the undersigned makes an ineffective Election, the undersigned will be deemed to have made a Non-Election and will receive the Per Share Stock Amount, Per Share Cash Amount or a combination of both, depending on the elections of other ANB stockholders.

9. The undersigned acknowledges that none of ANB, RBC, RBC Centura, the ANB board of directors and the RBC board of directors has made any recommendation as to whether or not the undersigned should make a particular type of Election. The undersigned also acknowledges that the undersigned was advised to make his or her own decision, in consultation with his or her own financial and tax advisors, if any, as to what Election to make.

10. The undersigned understands and acknowledges that the undersigned will not receive the consideration elected unless and until the merger is completed and unless and until the ANB Certificate(s) or book-entry transfer(s) representing the ANB Shares are received by the Exchange Agent at the address set forth on the first page hereof, together with such additional documents as the Exchange Agent may require, and until the same are processed for exchange by the Exchange Agent. The undersigned understands and acknowledges that the method of delivery of the certificate(s) or book-entry transfer of ANB Shares and all other required documents is at the option and risk of the undersigned and that the risk of loss and title to ANB Shares shall pass only after the Exchange Agent has actually received the ANB Certificate(s) or book-entry transfer of ANB Shares. The undersigned further understands and acknowledges that no interest will accrue on the consideration to be paid, including on any cash paid in lieu of fractional RBC Shares, or on any dividends paid with respect thereto.

11. The undersigned understands that RBC uses electronic direct registration of its securities (the “Direct Registration System”) for RBC Shares. This means that RBC’s transfer agent will keep any RBC Shares the undersigned is entitled to receive in the merger in an electronic, book-entry form following the merger and, subsequently, if there is activity in the undersigned’s account, the undersigned will receive a Direct Registration Transaction Advice providing updated information on the RBC Shares. The undersigned understands that the undersigned will therefore not receive physical RBC share certificates.

12. Each authority conferred or agreed to be conferred by the undersigned in this Form of Election and Letter of Transmittal may be exercised during any subsequent legal incapacity of the undersigned and all obligations of the undersigned in this Form of Election and Letter of Transmittal shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the offer, the surrender of ANB Shares pursuant to the Form of Election and Letter of Transmittal is irrevocable.

13. The undersigned instructs RBC, RBC Centura and the Exchange Agent, upon RBC and RBC Centura making payment for the Deposited Shares, to mail the checks by first-class mail, postage prepaid, or to hold such checks for pick-up, in accordance with the instructions given below.

BLOCK A	BLOCK B
(see Instructions 3 and 4)	(see Instructions 3 and 4)
ISSUE CHECK AND/OR REGISTER SHARES	SEND CHECK (Unless BLOCK C is checked)
IN THE NAME OF: (please print)	TO:

(Name)	(Name)

(Street Address and Number)

(City and Province or State)	(Street Address and Number)

(Country and Postal (Zip) Code)

(Telephone—Business Hours)	(City and Province or State)

(Social Insurance or Tax Identification Number)	(Country and Postal (Zip) Code)

BLOCK C
☐ HOLD CHECK FOR PICK-UP

BLOCK D

CASH AND/OR SHARE ELECTION

☐        Cash equal to U.S. $80.00 for each ANB Share deposited

OR

☐        RBC common shares worth U.S. $80.00 for each ANB Share deposited

OR

☐                     ANB Shares deposited for cash equal to U.S. $80.00 and all remaining ANB Shares deposited for RBC Shares worth U.S. $80.00

If an Election is not made or is not properly made, you will have no control over the type of consideration you may receive and, consequently, may receive only cash or only RBC Shares, or a combination of cash and RBC Shares, depending on Elections made by other ANB stockholders. The undersigned acknowledges that the total consideration payable under the Merger Agreement is subject to the proration provisions described in the section of the Proxy Statement entitled “The Merger Agreement—Proration Procedures.”

Stockholder(s) Sign Here

(also complete Substitute Form W-9 below)

Signature guaranteed by (if required under Instruction 6):	Dated:

Authorized Signature	Signature of Stockholder or Authorized Representative
(See Instruction 7)

Name of Guarantor (please print or type)	Name of Stockholder (please print or type)

Address (please print or type)	Name of Authorized Representative (please print or type)
(if applicable)

ALLOCATION PRIORITY FOR CERTIFICATED SHARES

Completion of this Allocation Priority for Certificated Shares is OPTIONAL and is NOT REQUIRED FOR A VALID ELECTION. Before completing the Allocation Priority for Certificated Shares please call the Exchange Agent at 1-866-586-7635.

All Elections are subject to the proration and allocation provisions set forth in the Merger Agreement and described in the Proxy Statement. If you hold your ANB Shares in certificated form and you have made (i) a valid election for the Per Share Stock Amount and wish to designate the priority in which ANB Shares covered by the election are to be prorated in the event that RBC Shares for the Per Share Stock Amount are not available in the full amount elected or (ii) an Election to receive a combination of the Per Share Cash Amount and Per Share Stock Amount and wish to designate the priority in which ANB Shares covered by the election are to be allocated the Per Share Stock Amount and/or the priority in which ANB Shares covered by the election are to be reallocated in the event that the RBC Shares for the Per Share Stock Amount are not available in the full amount elected, please designate the priority below by ANB Certificate(s) number(s) (including the number of ANB Shares to which the prioritization pertains), with the ANB Shares to be converted into the Per Share Cash Amount listed first:

ANB Share Certificate No.:	Number of ANB Shares to which Prioritization Pertains:	Total ANB Shares Represented by Each ANB Share Certificate:

TO BE COMPLETED ONLY BY STOCKHOLDERS THAT ARE U.S. HOLDERS
SUBSTITUTE FORM W-9	Part 1—PLEASE PROVIDE YOUR TIN IN THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.	Name Social Security Number (TIN) OR Employer Identification Number Awaiting TIN ☐
Part 2—Certification—Under the penalties of perjury, I certify that:

Department of the Treasury Internal Revenue Service	(1) The number shown on this form is my correct taxpayer identification number (or I am waiting for a number to be issued to me),
Payer’s Request for Taxpayer Identification Number (TIN) and Certification

(2)    I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the “IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding, and

(UNITED STATES SHAREHOLDERS ONLY)	(3) I am a U.S. person (including a U.S. resident alien).

Certificate Instructions—You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because of under-reporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out such item (2).

The IRS does not require your consent to any provision of this document other than the certifications required to avoid backup withholding. Sign Here SIGNATURE DATE

NOTE:	FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 28% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THE AMALGAMATION.

YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU CHECKED THE “AWAITING TIN” BOX IN PART 1 OF THE SUBSTITUTE FORM W-9.

CERTIFICATION OF AWAITING TIN

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office, or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 28% of all reportable payments made to me will be withheld.

Signature                                                                                             Date                                 , 2007

INSTRUCTIONS

The Form of Election and Letter of Transmittal is to be completed and received by the Exchange Agent prior to the Election Deadline by those holders of ANB Shares desiring to make an Election. The Election Deadline will be 5:00 p.m., Central Time, on January 31, 2008 unless extended by RBC and ANB, which extension will be announced in a press release at least 5 business days in advance of the date of the Election Deadline. Holders of ANB Shares who do not complete and submit the Form of Election and Letter of Transmittal prior to the Election Deadline cannot make an Election.

1. Use of the Form of Election and Letter of Transmittal. The method used to deliver this Form of Election and Letter of Transmittal and any accompanying certificates representing ANB Shares to the Exchange Agent is at the option and risk of the holder, and delivery will be deemed effective only when such documents are actually received by the Exchange Agent. RBC and RBC Centura recommend that the necessary documentation be hand delivered to the Exchange Agent or the U.S. Forwarding Agent at its office specified on the first page hereof, and a receipt obtained; otherwise, the use of registered mail with return receipt requested, properly insured, is recommended. ANB stockholders whose ANB Shares are registered in the name of a broker, investment dealer, bank, trust company or other nominee should contact that nominee for assistance in surrendering those ANB Shares.

2. Change or Revocation of Election. Any holder of ANB Shares who has made an Election by submitting a Form of Election and Letter of Transmittal to the Exchange Agent may at any time prior to the Election Deadline change that holder’s Election by submitting to the Exchange Agent a revised and later dated Form of Election and Letter of Transmittal, properly completed and signed, that is received by the Exchange Agent prior to the Election Deadline. Any holder of ANB Shares may at any time prior to the Election Deadline revoke the Election and withdraw the ANB Certificate(s) for the holder’s ANB Shares deposited with the Exchange Agent by written notice to the Exchange Agent received prior to the Election Deadline. After the Election Deadline, a holder of ANB Shares may not change the Election and may not withdraw his or her ANB Certificate(s) unless the Merger Agreement is terminated.

3. Signatures. This Form of Election and Letter of Transmittal must be filled in and signed by the holder depositing the ANB Shares as described above or by such holder’s duly authorized representative (in accordance with Instruction 6).

(a) If this Form of Election and Letter of Transmittal is signed by the registered owner(s) of the accompanying ANB Certificate(s), such signature(s) on this Form of Election and Letter of Transmittal must correspond with the name(s) as registered or as written on the face of such ANB Certificate(s) without any change whatsoever, and the ANB Certificate(s) need not be endorsed. If the ANB Certificate(s) are owned of record by two or more joint owners, all such owners must sign this Form of Election and Letter of Transmittal.

(b) If this Form of Election and Letter of Transmittal is signed by a person other than the registered owner(s) of the accompanying ANB Certificate(s):

(i) the ANB Certificate(s) must be endorsed or be accompanied by appropriate share transfer power of attorney duly and properly completed by the registered owner(s); and

(ii) the signature(s) on such endorsement or stock transfer power of attorney must correspond exactly to the name(s) of the registered owner(s) as registered or as appearing on the ANB Certificate(s) and must be guaranteed as noted in Instruction 4 below.

4. Guarantee of Signatures. If this Form of Election and Letter of Transmittal is signed by a person other than the registered owner(s) of the Deposited Shares (see Instruction 3 above), or if the payment is to be made in a name other than the registered owner(s) (see BLOCK A), or sent to an address other than the address of the registered owner(s) (see BLOCK B), such signature must be guaranteed by an Eligible Institution, or in some other manner satisfactory to the Exchange Agent (except that no guarantee is required if the signature is that of an Eligible Institution).

An “Eligible Institution” means a member of a Security Transfer Agents Medallion Program, the Stock Exchange Medallion Program or the New York Stock Exchange, Inc. Medallion Signature Program. Members of these programs are usually members of a recognized stock exchange in Canada or the United States, members of the Investment Dealers Association of Canada, members of the National Association of Securities Dealers, Inc. or banks and trust companies in the United States.

5. Guarantee of Delivery. Holders of ANB Shares whose certificate(s) are not immediately available or who cannot deliver their ANB Certificate(s) and all other required documents to the Exchange Agent or cannot complete the procedure for delivery of ANB Shares by book-entry transfer into the Exchange Agent’s account at DTC prior to the Election Deadline, may deliver their ANB Shares by properly completing and duly executing a Guarantee of Delivery if (1) the Guarantee of Delivery is made by or through a member of a registered national securities exchange, a member of The Financial Industry Regulatory Authority or by a commercial bank or trust company in the United States, (2) prior to the Election Deadline, the Exchange Agent receives a properly completed and duly executed Guarantee of Delivery, as provided herein, together with a properly completed and duly executed Form of Election and Letter of Transmittal and any other documents required by the Form of Election and Letter of Transmittal; and (3) the certificate(s) for all the ANB Shares covered by the Guarantee of Delivery, in proper form for transfer (or confirmation of a book-entry transfer of such ANB Shares into the Exchange Agent’s account at DTC), are received by the Exchange Agent within three (3) NYSE trading days after the Election Deadline. If the above requirements are not satisfied in a timely manner, the holder will be deemed to have made a Non-Election.

6. Fiduciaries, Representatives and Authorizations. Where this Form of Election and Letter of Transmittal is executed by a person on behalf of an executor, administrator, trustee, guardian, corporation, partnership or association or is executed by any other person acting in a representative or fiduciary capacity, this Form of Election and Letter of Transmittal must be accompanied by satisfactory evidence of such person’s proof of appointment and authority to act. Any of RBC, RBC Centura Bank, or the Exchange Agent, at their discretion, may require additional evidence of appointment or authority or additional documentation.

7. Miscellaneous.

(a) If the space on this Form of Election and Letter of Transmittal is insufficient to list all Deposited Shares, additional certificate numbers and number of Deposited Shares may be included on a separate signed list affixed to this Form of Election and Letter of Transmittal.

(b) If Deposited Shares are registered in different forms (e.g., ‘John Doe’ and ‘J. Doe’), a separate Form of Election and Letter of Transmittal should be signed for each different registration.

(c) No alternative, conditional or contingent deposits will be accepted, other than as permitted by the Notice of Guaranteed Delivery.

(d) Additional copies of the Proxy Statement and the Form of Election and Letter of Transmittal may be obtained from the Exchange Agent at the address listed on the first page.

(e) No fraction of any RBC Share will be issued upon the surrender for exchange of any ANB Certificate(s). In lieu of fractional shares, an amount of cash determined under a formula set forth in the Merger Agreement will be paid by check.

8. Lost Certificates. If an ANB Certificate has been lost or destroyed, this Form of Election and Letter of Transmittal should be completed as fully as possible and forwarded together with a letter describing the loss, to the Exchange Agent. The Exchange Agent will respond with the replacement requirements.

9. Substitute Form W-9—U.S. Shareholders. In order to avoid “backup withholding” of United States income tax on payments made in respect of the redemption price, a holder of ANB Shares that is a U.S. holder (as defined below) must generally provide the person’s correct taxpayer identification number (“TIN”) on the Substitute Form W-9 above and certify, under penalties of perjury, that such number is correct, that such

Shareholder is not subject to backup withholding, and that such Shareholder is a U.S. person (including a U.S. resident alien). If the correct TIN is not provided or if any other information is not correctly provided, payments made in respect of the redemption price may be subject to backup withholding of 28%. For the purposes of this Letter of Transmittal, a “U.S. holder” means: a beneficial owner of ANB Shares that, for United States federal income tax purposes, is (a) a citizen or resident of the United States, (b) a corporation or other entity classified as a corporation for United States federal income tax purposes, that is created or organized in or under the laws of the United States or any state in the United States, including the District of Columbia, (c) an estate if the income of such estate is subject to United States federal income tax regardless of the source of such income, (d) a trust if (i) such trust has validly elected to be treated as a U.S. person for United States federal income tax purposes or (ii) a United States court is able to exercise primary supervision over the administration of such trust and one or more U.S. persons have the authority to control all substantial decisions of such trust, or (e) a partnership, limited liability company or other entity classified as a partnership for United States tax purposes that is created or organized in or under the laws of the United States or any state in the United States, including the District of Columbia.

Backup withholding is not an additional United States income tax. Rather, the United States income tax liability of persons subject to backup withholding will be reduced by the amount of tax withheld. If backup withholding results in an overpayment of taxes, a refund may be obtained provided that the required information is furnished to the IRS.

Certain persons (including, among others, corporations, certain “not-for-profit” organizations, and certain non-U.S. persons) are not subject to backup withholding. A holder of ANB Shares that is a U.S. holder should consult his or her tax advisor as to the holder’s qualification for an exemption from backup withholding and the procedure for obtaining such exemption.

The TIN for an individual United States citizen or resident is the individual’s social security number.

The “Awaiting TIN” box of the substitute Form W-9 may be checked if a holder of ANB Shares has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the “Awaiting TIN” box is checked, the holder of ANB Shares that is a U.S. holder must also complete the Certificate of Awaiting TIN found below the Substitute Form W-9 in order to avoid backup withholding. If a holder of ANB Shares that is a U.S. holder completes the Certificate of Awaiting TIN but does not provide a TIN within 60 days, such holder will be subject to backup withholding at a rate of 28% until a TIN is provided.

Failure to furnish TIN—If you fail to furnish your correct TIN, you are subject to a penalty of US $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

Non-U.S. holders receiving payments in the U.S. should return a properly completed Form W-8 that is appropriate to the non-U.S. holder’s circumstances, a copy of which is available from the Exchange Agent upon request.

10. Privacy Notice. The Exchange Agent is committed to protecting your personal information. In the course of providing services to you and its corporate clients, the Exchange Agent receives non-public personal information about you—from transactions it performs for you, forms you send the Exchange Agent, other communications it has with you or your representatives, etc. This information could include your name, address, social security number, securities holdings and other financial information. The Exchange Agent uses this to administer your account, to better serve your and its clients’ needs and for other lawful purposes relating to its services. The Exchange Agent has prepared a Privacy Code to tell you more about the Exchange Agent’s information practices and how your privacy is protected. It is available at the Exchange Agent’s website, computershare.com, or by writing the Exchange Agent at 100 University Ave., Toronto, Ontario, Canada M5J 2Y1. The Exchange Agent will use the information you are providing on this form in order to process your request and will treat your signature(s) on this form as your consent to the above.

11. Non-Consummation of Merger. Consummation of the merger is subject to the required approval of the stockholders of ANB, to the receipt of all required regulatory approvals and to the satisfaction of certain other conditions, as described in the Merger Agreement. No payments related to any surrender of the ANB Certificate(s) will be made prior to the consummation of the merger, and no payments will be made to ANB stockholders if the Merger Agreement is terminated. If the Merger Agreement is terminated, all elections will be void and of no effect and ANB Certificate(s) submitted to the Exchange Agent will be returned as soon as practicable to the persons submitting them.

Completing and returning the Form of Election and Letter of Transmittal does not have the effect of casting a vote with respect to adoption and approval of the Merger Agreement at the special meeting of stockholders of ANB. To vote on the Merger Agreement, please consult the Proxy Statement.

All questions with respect to the Form of Election and Letter of Transmittal (including, without limitation, questions relating to the timeliness, effectiveness or revocation of any Election) will be resolved by RBC in its sole discretion and such resolution will be final and binding.

Please contact the Exchange Agent at 1-866-586-7635 with questions about this Form of Election and Letter of Transmittal.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Guidelines for Determining the Proper Identification Number for the Payee (You) to Give the Payer—Social Security numbers have nine digits separated by two hyphens: i.e., 000-00-0000. Employer Identification numbers have nine digits separated by only one hyphen: i.e., 00-0000000. The table below will help determine the number to give the payer. All “Section” references are to the Internal Revenue Code of 1986, as amended. “IRS” is the Internal Revenue Service.

For this type of account:	Give the name and Social Security number of—	For this type of account:	Give the name and Employer Identification number of—
1. Individual	The individual	6. Sole Proprietorship or single-member LLC	The owner(3)

2. Two or more individuals (joint account)	The actual owner of the account of, if combined funds, the first individual on the account(1)	7. A valid trust, estate, or pension trust	The legal entity(4)

3. Custodian account of a minor (Uniform Gift to Minors Act)	The minor(2)	8. Corporate or LLC electing corporate status on Form 8832	The corporation

4. a. The usual revocable savings trust (grantor is also trustee) b. So-called trust account that is not a legal or valid trust under state law	The grantor-trustee The actual owner(1)	9. Association, club, religious, charitable, educational, or other tax-exempt organization	The organization
		10. Partnership or multi-member LLC	The partnership

5. Sole proprietorship or single-owner LLC	The owner(3)	11. A broker or registered nominee	The broker or nominee

		12. Account with the Department of Agriculture in the name of a public entity (such as a state or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)	List first and circle the name of the person whose number you furnish. If only one person on a joint account has a social security number, that person’s number must be furnished.
(2)	Circle the minor’s name and furnish the minor’s social security number.
(3)	You must show your individual name, but you may also enter your business or “doing business as” name. You may use either your social security number or your employer identification number (if you have one).
(4)	List first and circle the name of the legal trust, estate, or pension trust. (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

Note:	If no name is circled when there is more than one name listed, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

If you do not have a taxpayer identification number, apply for one immediately. To apply for a SSN, get Form SS-5, Application for a Social Security Card, from your local Social Security Administration office. Get Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for a TIN, or Form SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and SS-4 from the IRS by calling 1 (800) TAX-FORM, or from the IRS Web Site at www.irs.gov.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding include:

(1)	An organization exempt from tax under Section 501(a), an individual retirement account (IRA), or a custodial account under Section 403(b)(7) if the account satisfies the requirements of Section 401(f)(2).

(2)	The United States or any of its agencies or instrumentalities.

(3)	A state, the District of Columbia, a possession of the United States, or any of their political subdivisions or instrumentalities.

(4)	A foreign government or any of its political subdivisions, agencies or instrumentalities.

(5)	An international organization or any of its agencies or instrumentalities.

Payees that may be exempt from backup withholding include:

(6)	A corporation.

(7)	A foreign central bank of issue.

(8)	A dealer in securities or commodities required to register in the United States, the District of Columbia, or a possession of the United States.

(9)	A futures commission merchant registered with the Commodity Futures Trading Commission.

(10)	A real estate investment trust.

(11)	An entity registered at all times during the tax year under the Investment Company Act of 1940.

(12)	A common trust fund operated by a bank under Section 584(a).

(13)	A financial institution.

(14)	A middleman known in the investment community as a nominee or custodian.

(15)	A trust exempt from tax under Section 664 or described in Section 4947.

The chart below shows types of payments that may be exempt from backup withholding. The chart applies to the exempt recipients listed above, 1 through 15.

If the payment is for . . .	THEN the payment is exempt for . . .
Interest and dividend payments	All exempt recipients except for 9
Broker transactions	Exempt recipients 1 through 13. Also, a person registered under the Investment Advisers Act of 1940 who regularly acts as a broker

Exempt payees should complete a substitute Form W-9 to avoid possible erroneous backup withholding.

Furnish your taxpayer identification number, check the appropriate box for your status, check the “Exempt from backup withholding” box, sign and date the form and return it to the payer. Foreign payees who are not subject to backup withholding should complete an appropriate Form W-8 and return it to the payer.

Privacy Act Notice.—Section 6109 requires you to provide your correct taxpayer identification number to payers who must file information returns with the IRS to report interest, dividends, and certain other income paid to you to the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your return and may also provide this information to the Department of Justice for civil and criminal litigation, and to cities, states, the District of Columbia and U.S. possessions to carry out their tax laws, and may also disclose this information to other countries under a tax treaty, or to Federal and state agencies to enforce Federal non-tax criminal laws and to Federal law-enforcement and intelligence agencies to combat terrorism. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1)  Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2)  Civil Penalty for False Information With Respect To Withholding.—If you make a false statement with no reasonable basis that results in no backup withholding, you are subject to a $500 penalty.

(3)  Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX CONSULTANT OR THE INTERNAL REVENUE SERVICE.